UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):April 2, 2007
Encysive Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20117 (Commission File Number)	13-3532643 (IRS Employer Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas (Address of principal executive offices)	77081 (Zip Code)
Registrant’s telephone number, including area code: 713-796-8822
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Encysive Pharmaceuticals Inc. (the “Company”) today announced the commercial availability of THELIN® (sitaxentan sodium) 100 mg tablets in the Republic of Ireland for the treatment of pulmonary arterial hypertension (PAH). The Company received European Union (EU) marketing authorization for THELIN from the European Commission in August 2006. THELIN is the first selective endothelin A receptor antagonist and the first once-daily oral treatment available for patients with PAH. THELIN will be available through the High Tech Scheme in Ireland.
THELIN is indicated for improving exercise capacity in PAH patients classified as World Health Organization (WHO) functional class III. Efficacy has been shown in primary pulmonary hypertension and pulmonary hypertension associated with connective tissue disease (CTD).
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimates concerning the size of the PAH patient population in the Republic of Ireland and other countries of the EU; our ability to quickly and successfully commercialize THELIN in the Republic of Ireland and other countries of the EU; market acceptance of THELIN in the Republic of Ireland and other countries of the EU and the actual rate of acceptance; the speed with which pricing and reimbursement approvals and product launches for THELIN may be achieved in the Republic of Ireland and other countries of the EU; difficulties or delays in manufacturing, packaging or distributing THELIN in the Republic of Ireland; legislation or regulations within the EU affecting THELIN’s pricing, reimbursement or access; our ability to protect our patents and other intellectual property for THELIN; and our ability to earn a profit from sales of THELIN in the Republic of Ireland and other countries of the EU as well as other risks, trends and uncertainties facing Encysive such as those set forth in its reports on Forms 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Given these risks, trends and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore you should not rely on any such forward-looking statements. Furthermore, Encysive undertakes no duty to update or revise these forward-looking statements. The Private Securities Litigation Reform Act of 1995 permits this discussion.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCYSIVE PHARMACEUTICALS INC. (Registrant)
Date: April 2, 2007	/s/ Gordon H. Busenbark
Gordon H. Busenbark
Chief Financial Officer